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Exhibit 10.23


                     TERMINATION OF CROSS-DEFAULT AGREEMENT


         THIS TERMINATION OF CROSS-DEFAULT AGREEMENT is made as of the 14th day of March, 2002 by and among (i) BALANCED CARE AT STAFFORD, INC., a Delaware corporation (the "Potomac Point Lessee"); (ii) MEDITRUST ACQUISITION COMPANY II LLC, a Delaware limited liability company (the "Lessor"); (iii) MEDITRUST MORTGAGE INVESTMENTS, INC., a Delaware corporation ("MMI") and (iv) BALANCED CARE CORPORATION, a Delaware corporation ("BCC").

                               W I T N E S S E T H

         WHEREAS, the Lessor is the holder of the landlord's interest under that certain Facility Lease Agreement, dated as of June 30, 1998, as amended, by and between Meditrust Company LLC (the "Original Lessor") and the Potomac Point Lessee relating to a certain adult care residence located in Stafford County, Virginia (the "Potomac Point Lease");

         WHEREAS, BCC, the sole shareholder of the Potomac Point Lessee, guarantied the Lease Obligations (as defined under the Potomac Point Lease) pursuant to that certain Guaranty, dated as of June 30, 1998 executed for the benefit of the Original Lessor and its successors and assigns (the "Potomac Point Guaranty");

         WHEREAS, MMI was the original holder of the lender's interest under the "Loan Documents" as such term is defined under that certain Loan Agreement, dated as of August 6, 1996, as amended (the "Hawthorn Loan Agreement"), by and among (i) MMI and (ii) Hawthorn Health Properties, Inc., a California corporation, National Care Centers of Hermitage, Inc., a Missouri corporation, National Care Centers, Inc., a Missouri corporation, National Care Centers of Lebanon, Inc., a Missouri corporation, Springfield Retirement Village, Inc., a Missouri corporation, National Care Centers of Nixa, Inc., a Missouri corporation, National Care Centers of Springfield, Inc., a Missouri corporation and Mt. Vernon Park Care Center West, Inc., a Missouri corporation;

         WHEREAS, at the request of BCC, MMI (an affiliate of the Lessor) consented to certain transactions contemplated by that certain Asset Purchase Agreement, dated as of October 15, 1999, as amended, by and among BCC (on behalf of itself and certain


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subsidiaries) and Christian Health Care of Missouri, Inc. (the "BCC/CHC Purchase
Agreement");

         WHEREAS, MMI was willing to consent to the transactions contemplated by the BCC/CHC Purchase Agreement, subject to the satisfaction of certain conditions, including, without limitation, the execution and delivery by BCC of a guaranty of the Loan Obligations (as defined under the Hawthorn Loan Agreement) and the execution and delivery of that certain Cross-Default Agreement, dated as of January 12, 2000, by and among the Potomac Point Lessee, New Meditrust Company LLC (which was then the holder of the landlord's interest under the Potomac Point Lease), MMI and BCC (the "Cross-Default Agreement"), pursuant to which the parties agreed that, subject to certain conditions set forth therein, the occurrence of an Event of Default as defined under the Hawthorn Loan Agreement would constitute an Event of Default under the Potomac Point Lease;

         WHEREAS, subsequent to the execution and delivery of the Cross Default Agreement, MMI sold its interest under the Hawthorn Loan Agreement and other Loan Documents to an unrelated third party (the "Sale of the Hawthorn Loan"); and

         WHEREAS, as a consequence of the consummation of the Sale of the Hawthorn Loan, MMI no longer receives any benefits from the Cross Default Agreement and therefore BCC and the Potomac Point Lessee have requested that the Cross Default Agreement be terminated.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto hereby agree that the Cross Default Agreement is terminated and of no further force or effect.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the day and year first above written.

WITNESS:                            BALANCED CARE AT STAFFORD, INC., a
                                    Delaware corporation

/s/ Jaynelle D. Covert              By: /s/ Robin L. Barber
Name: Jaynelle D. Covert            Name: Robin L. Barber
                                    Title: Vice President and
                                    Secretary


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                                    BALANCED CARE CORPORATION, a
                                    Delaware corporation

/s/ Jaynelle D. Covert              By: /s/ Robin L. Barber
Name: Jaynelle D. Covert            Name: Robin L. Barber
                                    Title: Senior Vice President,
                                           Legal Counsel and
                                           Assistant Secretary


                                    MEDITRUST ACQUISITION COMPANY II LLC,
                                    a Delaware limited liability company


/s/ Brian J. McGrath                By: /s/ Kathryn Arnone
Name: Brian J. McGrath              Name: Kathryn Arnone
                                    Title: Secretary

                                    MEDITRUST MORTGAGE INVESTMENTS,
                                    INC., a Delaware corporation


/s/ Brian J. McGrath                By:/s/Kathryn Arnone
Name: Brian J. McGrath              Name: Kathryn Arnone
                                    Title: Secretary


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